UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a 12

NATIONAL VISION HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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www.investorvote.com/EYE Step 1: Go to www.investorvote.com/EYE. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/EYE or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 0398RC + + Important Notice Regarding the Availability of Proxy Materials for the National Vision Holdings, Inc. Stockholder Meeting to Be Held on June 10, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 1, 2020 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on June 9, 2020. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/EYE. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials National Vision Holdings, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 1, 2020. National Vision Holdings, Inc.’s Annual Meeting of Stockholders will be held on June 10, 2020 at National Vision Headquarters, 2435 Commerce Avenue, Building 2200, Duluth, GA 30096*, at 1:00 p.m. Eastern Time. * Important Note: Although we presently intend to hold the Annual Meeting in person, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue in light of the evolving situation regarding the coronavirus (COVID-19) pandemic. As a part of our precautions regarding COVID-19, we may impose additional procedures or limitations on meeting attendees (beyond those described in the Proxy Statement) and are also planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance in a press release, and details on how to participate will be available at www.nationalvision.com/investors. The Notice of Internet Availability of Proxy Materials, the proxy card and related materials would not be updated to reflect the change to a virtual meeting and you would need the control number provided to attend the virtual Annual Meeting. Thus, it is very important that you retain your Notice of Internet Availability of Proxy Materials, proxy card and related materials, including your control number, through the date of the Annual Meeting. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the nominees listed in Proposal 1 and FOR Proposals 2 – 3. 1. Elect Class III Directors of the Company: 01 – David M. Tehle 02 – Thomas V. Taylor, Jr. 03 – Virginia A. Hepner 2. Ratify Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal 2020 3. Approve, in a non-binding advisory vote, the compensation paid to the named executive officers. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Stockholder Meeting Notice